SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K



                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):   May 22, 1996



                           IES UTILITIES INC.
         (Exact name of registrant as specified in its charter)



   Iowa                            0-4117-1                  42-0331370
(State or other                  (Commission              (I.R.S. Employer
jurisdiction of                    File No.)             Identification No.)
 incorporation)


                       IES Tower, Cedar Rapids, Iowa  52401
      (Address of principal executive offices, including zip code)


                                (319) 398-4411
                     (Registrant's telephone number)

Item 5.  Other Events.

      On November 10, 1995, IES Industries Inc., a holding company incorporated under the laws of the State of Iowa and the Company's parent (IES), WPL Holdings, Inc., a holding company incorporated under the laws of the State of Wisconsin (WPLH), and Interstate Power Company, an operating public utility incorporated under the laws of the State of Delaware (IPC), among others, entered into an Agreement and Plan of Merger, providing for the strategic three-way business combination of IES, WPLH and IPC (hereinafter referred to as the "Merger"). In the Merger, WPLH, as the surviving company, will change its name to Interstate Energy Corporation (Interstate Energy).

     On May 22, 1996, IES, WPLH and IPC entered into an amendment to the Agreement and Plan of Merger (the Agreement and Plan of Merger as so amended is hereinafter referred to as the "Merger Agreement") to provide, under certain circumstances, the share exchange ratio for IES shareholders to increase from .98 to 1.01 shares of Interstate Energy common stock. As revised, the Merger Agreement does not amend the share exchange ratio applicable to IPC common stock nor does it change the fact that the outstanding shares of WPLH common stock will remain unchanged and outstanding after the Merger. The amendment also sets forth the requirements in the event the Company is required, pursuant to Wisconsin law, to reincorporate to be a Wisconsin corporation.

      The Merger Agreement and the press release issued in connection with the execution of the amendment thereto are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The brief summary of certain revised provisions of the Merger Agreement set forth above is qualified in its entirety by reference to that agreement.

Item  7.   Financial  Statements, Pro Forma  Financial  Information  and
           Exhibits.

(c)  Exhibits

     2(a) Amendment  No.  1  to Agreement and Plan of Merger  and  Stock
          Option Agreements, dated May 22, 1996, by and among IES Industries Inc., WPL Holdings, Inc., Interstate Power Company, AMW Acquisition, Inc., WPLH Acquisition Co. and Interstate Power Company. (Filed as Exhibit 2(a) to IES's Current Report on Form 8-K, dated May 22, 1996).

     2(b) Agreement  and Plan of Merger, dated as of November 10,  1995, by and among IES Industries Inc., WPL Holdings, Inc., Interstate Power Company and AMW Acquisition, Inc. (Filed as
          Exhibit 2.1 to IES's Current Report on Form 8-K, dated November 10, 1995).

     99 IES Industries Inc., WPL Holdings, Inc. and Interstate Power Company Press Release, dated May 22, 1996. (Filed as
          Exhibit 99 to IES's Current Report on Form 8-K, dated May  22,
          1996).


                               SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               IES UTILITIES INC.
                                                  (Registrant)




                            By /s/             Stephen W. Southwick
                                                    (Signature)
                                               Stephen W. Southwick
                                   Vice President, General Counsel & Secretary


Date:     May 24, 1996